POWER OF ATTORNEY

     WHEREAS, Selective Insurance Group, Inc., a New Jersey corporation (hereinafter referred to as the “Company”), proposes to file a Registration Statement on Form S-8 with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, for the Selective Insurance Company of America Deferred Compensation Plan; and

     WHEREAS, the undersigned is a Director of the Company, as indicated below his or her signature:

     NOW, THEREFORE, the undersigned, hereby constitutes and appoints Gregory Murphy and/or Dale Thatcher, as attorney for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a Director of the Company, as indicated, to execute and file such Form S-8 for the Selective Insurance Company of America Deferred Compensation Plan and amendments or supplements thereto, hereby giving and granting to said attorney, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 6th day of August, 2002.

/s/ Paul D. Bauer —————————————— Name: Paul D. Bauer Title: Director

POWER OF ATTORNEY

     WHEREAS, Selective Insurance Group, Inc., a New Jersey corporation (hereinafter referred to as the “Company”), proposes to file a Registration Statement on Form S-8 with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, for the Selective Insurance Company of America Deferred Compensation Plan; and

     WHEREAS, the undersigned is a Director of the Company, as indicated below his or her signature:

     NOW, THEREFORE, the undersigned, hereby constitutes and appoints Gregory Murphy and/or Dale Thatcher, as attorney for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a Director of the Company, as indicated, to execute and file such Form S-8 for the Selective Insurance Company of America Deferred Compensation Plan and amendments or supplements thereto, hereby giving and granting to said attorney, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 6th day of August, 2002.

/s/ A. David Brown —————————————— Name: A. David Brown Title: Director

POWER OF ATTORNEY

     WHEREAS, Selective Insurance Group, Inc., a New Jersey corporation (hereinafter referred to as the “Company”), proposes to file a Registration Statement on Form S-8 with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, for the Selective Insurance Company of America Deferred Compensation Plan; and

     WHEREAS, the undersigned is a Director of the Company, as indicated below his or her signature:

     NOW, THEREFORE, the undersigned, hereby constitutes and appoints Gregory Murphy and/or Dale Thatcher, as attorney for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a Director of the Company, as indicated, to execute and file such Form S-8 for the Selective Insurance Company of America Deferred Compensation Plan and amendments or supplements thereto, hereby giving and granting to said attorney, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 6th day of August, 2002.

/s/ William A. Dolan, II —————————————— Name: William A. Dolan, II Title: Director

POWER OF ATTORNEY

     WHEREAS, Selective Insurance Group, Inc., a New Jersey corporation (hereinafter referred to as the “Company”), proposes to file a Registration Statement on Form S-8 with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, for the Selective Insurance Company of America Deferred Compensation Plan; and

     WHEREAS, the undersigned is a Director of the Company, as indicated below his or her signature:

     NOW, THEREFORE, the undersigned, hereby constitutes and appoints Gregory Murphy and/or Dale Thatcher, as attorney for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a Director of the Company, as indicated, to execute and file such Form S-8 for the Selective Insurance Company of America Deferred Compensation Plan and amendments or supplements thereto, hereby giving and granting to said attorney, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 6th day of August, 2002.

/s/ C. Edward Herder —————————————— Name: C. Edward Herder Title: Director

POWER OF ATTORNEY

     WHEREAS, Selective Insurance Group, Inc., a New Jersey corporation (hereinafter referred to as the “Company”), proposes to file a Registration Statement on Form S-8 with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, for the Selective Insurance Company of America Deferred Compensation Plan; and

     WHEREAS, the undersigned is a Director of the Company, as indicated below his or her signature:

     NOW, THEREFORE, the undersigned, hereby constitutes and appoints Gregory Murphy and/or Dale Thatcher, as attorney for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a Director of the Company, as indicated, to execute and file such Form S-8 for the Selective Insurance Company of America Deferred Compensation Plan and amendments or supplements thereto, hereby giving and granting to said attorney, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 6th day of August, 2002.

/s/ William M. Kearns, Jr. —————————————— Name: William M. Kearns, Jr. Title: Director

POWER OF ATTORNEY

     WHEREAS, Selective Insurance Group, Inc., a New Jersey corporation (hereinafter referred to as the “Company”), proposes to file a Registration Statement on Form S-8 with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, for the Selective Insurance Company of America Deferred Compensation Plan; and

     WHEREAS, the undersigned is a Director of the Company, as indicated below his or her signature:

     NOW, THEREFORE, the undersigned, hereby constitutes and appoints Gregory Murphy and/or Dale Thatcher, as attorney for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a Director of the Company, as indicated, to execute and file such Form S-8 for the Selective Insurance Company of America Deferred Compensation Plan and amendments or supplements thereto, hereby giving and granting to said attorney, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 6th day of August, 2002.

/s/ Joan Lamm - Tennant, Ph.D. —————————————— Name: Joan Lamm - Tennant, Ph.D. Title: Director

POWER OF ATTORNEY

     WHEREAS, Selective Insurance Group, Inc., a New Jersey corporation (hereinafter referred to as the “Company”), proposes to file a Registration Statement on Form S-8 with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, for the Selective Insurance Company of America Deferred Compensation Plan; and

     WHEREAS, the undersigned is a Director of the Company, as indicated below his or her signature:

     NOW, THEREFORE, the undersigned, hereby constitutes and appoints Gregory Murphy and/or Dale Thatcher, as attorney for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a Director of the Company, as indicated, to execute and file such Form S-8 for the Selective Insurance Company of America Deferred Compensation Plan and amendments or supplements thereto, hereby giving and granting to said attorney, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 6th day of August, 2002.

/s/ S. Griffin McClellan III —————————————— Name: S. Griffin McClellan III Title: Director

POWER OF ATTORNEY

     WHEREAS, Selective Insurance Group, Inc., a New Jersey corporation (hereinafter referred to as the “Company”), proposes to file a Registration Statement on Form S-8 with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, for the Selective Insurance Company of America Deferred Compensation Plan; and

     WHEREAS, the undersigned is a Director of the Company, as indicated below his or her signature:

     NOW, THEREFORE, the undersigned, hereby constitutes and appoints Gregory Murphy and/or Dale Thatcher, as attorney for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a Director of the Company, as indicated, to execute and file such Form S-8 for the Selective Insurance Company of America Deferred Compensation Plan and amendments or supplements thereto, hereby giving and granting to said attorney, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 6th day of August, 2002.

/s/ John F. Rockart —————————————— Name: John F. Rockart Title: Director

POWER OF ATTORNEY

     WHEREAS, Selective Insurance Group, Inc., a New Jersey corporation (hereinafter referred to as the “Company”), proposes to file a Registration Statement on Form S-8 with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, for the Selective Insurance Company of America Deferred Compensation Plan; and

     WHEREAS, the undersigned is a Director of the Company, as indicated below his or her signature:

     NOW, THEREFORE, the undersigned, hereby constitutes and appoints Gregory Murphy and/or Dale Thatcher, as attorney for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a Director of the Company, as indicated, to execute and file such Form S-8 for the Selective Insurance Company of America Deferred Compensation Plan and amendments or supplements thereto, hereby giving and granting to said attorney, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 6th day of August, 2002.

/s/ William M. Rue —————————————— Name: William M. Rue Title: Director

POWER OF ATTORNEY

     WHEREAS, Selective Insurance Group, Inc., a New Jersey corporation (hereinafter referred to as the “Company”), proposes to file a Registration Statement on Form S-8 with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, for the Selective Insurance Company of America Deferred Compensation Plan; and

     WHEREAS, the undersigned is a Director of the Company, as indicated below his or her signature:

     NOW, THEREFORE, the undersigned, hereby constitutes and appoints Gregory Murphy and/or Dale Thatcher, as attorney for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a Director of the Company, as indicated, to execute and file such Form S-8 for the Selective Insurance Company of America Deferred Compensation Plan and amendments or supplements thereto, hereby giving and granting to said attorney, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 6th day of August, 2002.

/s/ Thomas D. Sayles —————————————— Name: Thomas D. Sayles Title: Director

POWER OF ATTORNEY

     WHEREAS, Selective Insurance Group, Inc., a New Jersey corporation (hereinafter referred to as the “Company”), proposes to file a Registration Statement on Form S-8 with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, for the Selective Insurance Company of America Deferred Compensation Plan; and

     WHEREAS, the undersigned is a Director of the Company, as indicated below his or her signature:

     NOW, THEREFORE, the undersigned, hereby constitutes and appoints Gregory Murphy and/or Dale Thatcher, as attorney for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a Director of the Company, as indicated, to execute and file such Form S-8 for the Selective Insurance Company of America Deferred Compensation Plan and amendments or supplements thereto, hereby giving and granting to said attorney, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 6th day of August, 2002.

/s/ J. Brian Thebault —————————————— Name: J. Brian Thebault Title: Director